EXHIBIT 99.4

                                                         EXHIBIT C


                        REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of October 15, 1996 by and among INTELLIGENT ELECTRONICS, INC., a Pennsylvania corporation, with headquarters located at 411 Eagleview Boulevard, Exton, PA 19341 (the "Company"), and the undersigned (together with its affiliates and any assignee or transferee of all of its rights hereunder, the "Initial Investor").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement by and between the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investor (i) shares of its Series B Convertible Preferred Stock (the "Preferred Stock") that are convertible into shares (the "Conversion Shares") of the Company's common stock (the "Common Stock") upon the terms and subject to the limitations and conditions set forth in the Statement with Respect to Shares in respect thereof (the "Statement with Respect to Shares"), (ii) warrants (the "First Warrants") to acquire 225,000 shares of Common Stock (the "Closing Warrant Shares") and (iii) under certain circumstances, additional warrants (together with the First Warrants, the "Warrants") to acquire 225,000 shares of Common Stock (together with the Closing Warrant Shares, the "Warrant Shares"); and

     B. To induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Initial Investors hereby agree as follows:

     1.   DEFINITIONS.
          -----------
          a. As used in this Agreement, the following terms shall have the following meanings:

               (i) "Investors" means the Initial Investor and any transferees or assignees who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

               (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

               (iii) "Registrable Securities" means the Conversion Shares and the Warrant Shares issued or issuable and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing (including all shares of capital stock issuable pursuant to Articles V.B., VI.E. and VI.F. of the Statement with Respect to Shares) together with all rights issuable under the Rights Plan
(as defined in the Statement with Respect to Shares) with respect to other Registrable Securities.

               (iv) "Registration Statement" means a registration statement of the Company under the 1933 Act.

          b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.   REGISTRATION.
          ------------
          a. Mandatory Registration. The Company shall prepare, and, on or prior to the date which is twenty (20) business days after the date with respect to the First Closing under the Securities Purchase Agreement (the "Closing Date"), file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Initial Investor, which consent will not be unreasonably withheld, provided that the Company's obligation hereunder to file a Registration Statement shall be suspended so long as the Investor's consent is withheld for any reason and the Investor fails to consent to the use of another form available and which is reasonable for use by the Company) covering the resale of at least 6,000,000 shares of Registrable Securities underlying the securities issued or issuable at the First Closing and Second Closing, which Registration Statement, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock and exercise of the Warrants
(i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the Conversion Price (as defined in the Statement with Respect to Shares) of the Preferred Stock or the Exercise Price of the Warrants in accordance with the terms thereof.

          b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Investor, shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

          c. Effectiveness of Registration Statement. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable and shall continue to use such best efforts to maintain such effectiveness for the Registration Period (as defined herein). Notwithstanding the foregoing, if the Second Closing does not occur under the Securities Purchase Agreement as a result of a material breach by the Initial Investor of its obligations thereunder, the Company shall have no further obligation to maintain the effectiveness of the Registration Statement after the first anniversary of the First Closing thereunder. For the avoidance of doubt, the Company's obligations to use its best efforts to cause the Registration Statement to become effective and to maintain the effectiveness of such Registration Statement through the first anniversary of the First Closing under the Securities Purchase Agreement shall continue notwithstanding any breach by the Initial Investor of its obligations under the Securities Purchase Agreement.

          d. Piggy-Back Registrations. Subject to the last sentence of this Section 2(d), if at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within fifteen (15) days after the effective date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit, if any. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this
Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything herein to the contrary, at any time a Registration Statement is effective and available for use by Investors to resell all of the Registrable Securities then held by the Investors, the rights and obligations contained in this Section 2(d) shall only be applicable to a Registration Statement relating to an underwritten offering.

          e. Eligibility for Form S-3. The Company represents and warrants that it meets as of the date hereof the requirements for the use of Form S-3 for registration of the sale by the Initial Investor and any other Investor of the Registrable Securities and the Company shall use its best efforts to file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

     3.   OBLIGATIONS OF THE COMPANY.
          --------------------------
     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

          a. The Company shall prepare promptly, and file with the SEC not later than twenty (20) business days after the Closing Date, a Registration Statement with respect to the number of Registrable Securities provided in
Section 2(a), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all Registrable Securities (in the reasonable opinion of counsel to the Initial Investor or the Company) may be immediately sold without registration (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The Registration Statement will include a broad description of the Plan of Distribution, which description shall be substantially in the form attached hereto as Schedule 3(a).

          b. The Company shall use its best efforts to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the Company's obligations under the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of such Registrable Securities then reserved for issuance by the Company, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within twenty (20) business days after the necessity therefor arises and is brought to the attention of the Company by written notice (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely after consultation with the Initial Investor). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

          c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel
(i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents in the Company's possession as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States, to the extent required pursuant to such laws, as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          e. In the event Investors who hold a majority in interest of the Registrable Securities being offered in the offering (with the approval of the Initial Investor) select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

          f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; provided, that, not more than once in any twelve month period, for up to a period of thirty (30) days, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required by applicable law (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to an Allowed Delay and (ii) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. Notwithstanding the first proviso of the immediately preceding sentence, the provisions of
Section 2(c) shall be applicable during the period of an Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(f) with respect to the information giving rise thereto.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

          h. The Company shall permit a single firm of counsel designated by the Initial Investor to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company's obligations pursuant to Sections 2(c), 3(f) and 6 hereof shall be suspended during any period in which any filing by the Company which is necessary in order to comply with such Sections is delayed as a result of review or objection by such counsel.

          i. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          j. At the request of any Investor, the Company shall furnish on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement or, if such securities are not being sold by an underwriter, on the date of effectiveness thereof,
(i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering by issuer's counsel, addressed to the underwriters, if any, and the Investors and (ii) a letter, dated such date from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investors (to the extent permitted in accordance with applicable accounting rules).

          k. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Initial Investor, (iv) one firm of attorneys and one firm of accountants or other agents retained by all other Investors, and (v) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement after a failure by the Company to make such disclosure for a period of ten (10) business days after receiving written notice from the Inspector of the need to make such disclosure (provided that no such disclosure shall be made during any thirty (30) day period referred to in Section 3(f) hereof), (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations. The Investors shall cause all Inspectors to coordinate their review of the Records at the Company's offices in the manner reasonably requested by the Company.

          l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities or other laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          m. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the NASDAQ National Market ("NASDAQ-NM") or, if not eligible for the NASDAQ-NM on the NASDAQ Small Cap Market and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

          n. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

          o. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction in the form attached hereto as Exhibit 1 and an opinion of such counsel in the form attached hereto as Exhibit 2.

     4.   OBLIGATIONS OF THE INVESTORS.
          ----------------------------
     In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement.

          b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          c. In the event Investors holding a majority in interest of the Registrable Securities being registered (with the approval of the Initial Investor) determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

          f. Each Investor agrees to comply with all applicable laws and regulations in connection with any sale, transfer or other disposition of Registrable Securities.

     5.   EXPENSES OF REGISTRATION.
          ------------------------
     All reasonable expenses, other than underwriting fees, discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and the Company's accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Initial Investor pursuant to Section 2(b) hereof ("Initial Investor Counsel Fees") shall be borne by the Company; provided, however, that the Company shall not be responsible for Initial Investor Counsel Fees to the extent they aggregate in excess of $15,000 for all registrations under this Agreement (except for Initial Investor Counsel Fees incurred in connection with any registrations effectuated pursuant to the penultimate sentence of Section 3(b) hereof, for each of which registrations there shall be a separate $15,000 limitation). The Initial Investor Counsel Fees are in addition to the expenses payable by the Company pursuant to Section 4(f) of the Securities Purchase Agreement.

     6.   INDEMNIFICATION.
          ---------------
     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, and
(iii) any underwriter (as defined in the 1933 Act) for the Investors; and the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (the matters in the foregoing clauses (i) and (ii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim to the extent it arises out of or is based upon a Violation which is based upon or arises out of information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus or prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained therein was corrected on a timely basis in the final prospectus or a corrected prospectus, as then amended or supplemented, such final or corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

          b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, officers, employees, agents and each person who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation is based upon or arises out of written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds (i.e., after deduction of selling commissions and discounts) to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or likely differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investor), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.   CONTRIBUTION.
          ------------
     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities and provided, further, that such contribution shall be made in such proportion as is appropriate to reflect the relative fault of the Company on the one hand, and the Investor or Investors on the other, in connection with the statements or omissions which resulted in such claims.

     8.   REPORTS UNDER THE 1934 ACT.
          --------------------------
     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell restricted securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its best efforts to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

          b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company as to the status of its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.   ASSIGNMENT OF REGISTRATION RIGHTS.
          ---------------------------------
     The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

     10.  AMENDMENT OF REGISTRATION RIGHTS.
          --------------------------------
     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, the Initial Investor (to the extent the Initial Investor still owns Registrable Securities) and Investors who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11.  MISCELLANEOUS.
          -------------
          a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or which receipt is refused if delivered by hand or by courier or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid,

     If to the Company:

     Intelligent Electronics, Inc.
     411 Eagleview Boulevard
     Exton, PA 19341
     Attention:  Chief Financial Officer
     Telecopy:  (610) 458-0599

     With copy to:

     Pepper, Hamilton & Scheetz
     3000 Two Logan Square
     Philadelphia, PA 19103-2799
     Telecopy: (215)981-4750
     Attention: Barry Abelson, Esquire

     and:

     Steven M. Kawalick
     General Counsel
     Intelligent Electronics, Inc.
     5700 S. Quebec Street
     Englewood, CO  80111
     Telecopy:  (303) 486-8939


     if to Capital Ventures International,

     Capital Ventures International
     c/o Bala International, Inc.
     401 City Line Avenue, Suite 220
     Bala Cynwyd, PA 19004-1122
     Telecopy:  (610) 617-2707
     Attention:  Andrew Frost

     with copy to:

     Joel Greenberg, Esq.
     c/o Bala International, Inc.
     401 City Line Avenue, Suite 220
     Bala Cynwyd, PA 19004-1122
     Telecopy:  (610) 617-2707

     and:

     Klehr, Harrison, Harvey, Branzburg & Ellers
     1401 Walnut Street
     Philadelphia, PA  19102
     Telecopy:  (215) 568-6603
     Attention: Stephen T. Burdumy, Esquire

and if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four days after deposit with the United States Postal Service.

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Philadelphia, Pennsylvania with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

          e. This Agreement and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities, determined as if all shares of Preferred Stock and Warrants then outstanding (including Warrants issuable pursuant to the Securities Purchase Agreement) have been converted into or exercised for Registrable Securities.


                [Remainder of Page Intentionally Left Blank]





     IN WITNESS WHEREOF, the Company and the undersigned Initial Investor have caused this Agreement to be duly executed as of the date first above written.


INTELLIGENT ELECTRONICS, INC.


By: /s/ Thomas J. Coffey
    ------------------------------
Name: Thomas J. Coffey
Its:  Sr. V.P. & CFO



CAPITAL VENTURES INTERNATIONAL

By: Bala International, Inc., as authorized agent


By: /s/ Andrew Frost
    -------------------------------------
Name: Andrew Frost
Its:  Director

                                                                    EXHIBIT 1
                                                                           to
                                                                 Registration
                                                                       Rights
                                                                    Agreement


                            [Company Letterhead]

                                    [Date]

[Name and address of Transfer Agent]


Ladies and Gentlemen:

          This letter shall serve as our irrevocable authorization and direction to you (1) to transfer or re-register the certificates for the shares of Common Stock, $.01 par value (the "Common Stock"), of Intelligent Electronics, Inc., a Pennsylvania corporation (the "Company"), represented by certificate numbers _____ for an aggregate of _____ shares (the "Outstanding Shares") of Common Stock presently registered in the name of [Name of Investor] (which shares were previously issued upon conversion or exercise of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") or Warrants (as hereinafter defined) upon surrender of such certificates to you (or evidence of loss, theft or destruction thereof), notwithstanding the legend appearing on such certificates, and (2) to issue shares (the "Conversion Shares") of Common Stock to or upon the order of the registered holder from time to time upon conversion of the Preferred Stock upon surrender to you of a properly completed and duly executed Conversion Notice and such Preferred Stock, notwithstanding the legend appearing on such Preferred Stock and (3) to issue shares (the "Warrant Shares") of Common Stock to or upon the order of the registered holder from time to time upon exercise of the warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement dated as of October __, 1996 between the Company and Capital Ventures International (the "Warrants") upon surrender to you of a properly completed and duly executed Exercise Agreement and such Warrants (or evidence of loss, theft or destruction thereof) and confirmation from the Company that the exercise price has been paid to the Company, notwithstanding the legend appearing on such Warrants. The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding, subject to the surrender and confirmation requirements set forth in the preceding sentence. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares. Certificates for the Conversion Shares and Warrant Shares should not bear any restrictive legend and should not be subject to any stop-transfer restriction.

          Contemporaneous with the delivery of this letter, the Company is delivering to you an opinion of ___________________ as to registration of the Outstanding Shares, the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended.

          Should you have any questions concerning this matter, please contact me.

                                    Very truly yours,

                                    INTELLIGENT ELECTRONICS, INC.


                                    By: _________________________
                                          Name:
                                          Title:

Enclosures:
cc:  [Name of Investor]

                                                                    EXHIBIT 2
                                                                           to
                                                                 Registration
                                                                       Rights
                                                                    Agreement
                                   [Date]

[Name and address
of transfer agent]

               RE:  Intelligent Electronics, Inc.

Ladies and Gentlemen:

     We are counsel to Intelligent Electronics, Inc., a Pennsylvania corporation (the "Company"), and we understand that [Name of Investor] (the "Holder") has purchased from the Company (i) shares of the Company's Series
A Convertible Preferred Stock (the "Preferred Stock") that is convertible into the Company's Common Stock, par value $.01 (the "Common Stock") and (ii)
warrants (the "Warrants") to acquire Common Stock.   The Preferred Stock and
Warrants were purchased by the Holder pursuant to a Securities Purchase Agreement, dated as of October ___, 1996, between the Holder and the Company (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of October ___, 1996, between the Company and the Holder (the "Registration Rights Agreement"), the Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _____ __, 1996, the Company filed a Registration Statement on Form S-___ (File No. 333- _____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other reasonable introductory and scope of examination language to be inserted by counsel rendering the opinion]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Registration Statement for resale by the Holder under the Securities Act.


                                    Very truly yours,



cc:   [Name of investor]